Howe Barnes/Hoefer Arnett Conference
August 13, 2007
Steven R. Gardner
President & CEO
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Forward-Looking Comments
The statements contained herein that are not historical facts are forward looking statements based on management's current
expectations and beliefs concerning future developments and
their potential effects on the Company. There can be no
assurance that future developments affecting the Company will be the same as those anticipated by management. Actual results may differ from those projected in the forward-looking
statements. These forward-looking statements involve risks and uncertainties. These include, but are not limited to, the following risks: (1) changes in the performance of the financial markets, (2)
changes in the demand for and market acceptance of the
Company's products and services, (3) changes in general
economic conditions including interest rates, presence of
competitors with greater financial resources, and the impact of competitive projects and pricing, (4) the effect of the Company's policies, (5) the continued availability of adequate funding sources, and (6) various legal, regulatory and litigation risks.

PPBI Overview
Southern California Community Bank
Data as of June 30, 2007
•

Assets

$720 million
•

Fully diluted shares

6,573,888
•

Fully diluted BV

$9.41
•

Annualized ROAA

0.59%
•

Annualized ROAE

7.09%
•

NASDAQ National Market     PPBI

PPBI Overview
•

Company History
•

Transitioning business model
•

Balance sheet strength
•

Favorable relative valuation

Today’s Agenda
Three Phase
Strategic Business Plan
•

Phase 1 - Recapitalize
•

Phase 2 - Growth
•

Phase 3 - Commercial Banking Model

Phase 1
What We Inherited
Nationwide Subprime Lender
•

Assets

$552 million
•
Loans
        $434 million
•   Subprime loans                          75%
•

NPA’s

•

Employees/Offices

   334/10

    7.8%
•

Under capitalized
•

Subject to Regulatory Enforcement
•  Employees/Offices   334/10

Phase 1
Completed June 2002
•

Assets

$246 million
•

Loans

$135 million
•

Employees/Offices

 63/4
•

Substantial reduction in risk
•

Recapitalized - Private Placement
•

Note and warrant issued
•

Regulatory concerns resolved

Phase 2
•

Loan growth - Multi-family focus
•

Deposit growth - new products
•

Foundation set for transition

($ in millions)
$472
Loan Growth

Deposit Growth
($ in millions)
$289

Phase 2
Completed 2004
•

Assets

$543 million
•

Loans

$472 million
•

Secondary Offering     $26 million
•

Note retired
•

Stage set for transition

Phase 3
Transition Business Model
•

Diversify Loan Portfolio

($ in millions)
$252
* Includes: All Commercial, C&I, & Land loans.
Business and CRE Growth

Diversify Loan Portfolio
Multifamily
CRE Investor
CRE business
SBA
C&I

Other
 C&I

Year	Qtr	Loan Sales	Gain $	Gain %
2005	Q1	$ 8,119	$ 69	0.86%
	Q2	$ 2,257	$ 25	1.12%
	Q3	$ 21,630	$ 269	1.25%
	Q4	$ 28,067	$ 227	0.81%
2006	Q1	$ 38,987	$ 393	1.01%
	Q2	$ 39,955	$ 472	1.18%
	Q3	$ 65,371	$ 1,462	2.24%
	Q4	$ 61,438	$ 1,325	2.16%
2007	Q1	$ 63,999	$ 1,034	1.62%
	Q2	$ 50,535	$ 1,015	2.01%
(dollars in thousands)
Loan Sales

Phase 3
Transition Business Model
•

Diversify Loan Portfolio
•

Business Banking

Relationship Marketing

As of June 30, 2007
dollars in thousands
Deposit Mix

dollars in thousands
Deposit Mix
12/31/04
6/30/07
CD’s
Consumer
Business

Business Deposit Growth
$50,409
(dollars in thousands)

Relationship Growth
	12/31/ 2004	6/30/2007
No. Relationships	63	285
Loans	$45,143,000	$317,934,000
Deposits	$1,194,000	$31,550,000

Phase 3
Transition Business Model
•

Diversify Loan Portfolio
•

Relationship Banking
•

Expansion of Branch Network

Los
Angeles
Orange
San Bernardino
San Diego
Riverside
Imperial
Kern
San Luis
Obispo
Santa
Barbara
Ventura
Existing Branch
Southern California Market

California Market
It’s the Economy

Source: U.S. Census Bureau
Top 10 States by Population
06/30/2006 Population			Projected Population Change 2006-2011
Rank	State	(#)	Rank	(#)
1	California	36,457,549	1	2,916,604
2	Texas	23,507,783	2	2,576,453
3	New York	19,306,183	11	415,083
4	Florida	18,089,888	3	2,337,241
5	Illinois	12,831,970	8	645,448
6	Pennsylvania	12,440,621	26	240,104
7	Ohio	11,478,006	20	249,073
8	Michigan	10,095,643	19	281,668
9	Georgia	9,363,941	4	1,287,542
10	North Carolina	8,856,505	6	722,691
California Market

Source: U.S. Census Bureau
Top 10 States by Household Income
Median Household Income		Projected Median Household Change
Rank	State	07/31/2006 ($)	Projected Growth	5 yr. Growth
*	Orange County	73,129	2	13,083
1	Connecticut	75,541	2	13,242
2	New Jersey	75,311	5	12,848
3	Maryland	74,879	4	13,089
4	Massachusetts	71,655	1	15,950
5	New Hampshire	67,354	3	13,174
6	Alaska	67,084	14	11,022
7	Hawaii	66,472	31	9,166
8	Virginia	65,174	6	12,031
9	Rhode Island	64,657	9	11,612
13	California	61,476	18	10,420
California Market

* 58 Counties in California
Source: State of California
Top 10 Counties by Population
Population			Projected Population Change
Rank	County	12/31/2006 (#)	Rank	2006 - 2011 (#)
1	Los Angeles	10,245,572	1	632,312
2	Orange	3,072,336	4	227,348
3	San Diego	3,066,820	5	166,236
4	San Bernardino	1,991,829	3	301,703
5	Riverside	1,953,330	2	377,576
6	Santa Clara	1,773,258	9	105,511
7	Alameda	1,501,303	11	99,131
8	Sacramento	1,385,607	6	150,806
9	Contra Costa	1,029,377	12	77,326
10	Fresno	899,514	8	115,092
California Market

	Orange Cty.	So. Cal.	National
Business Growth	15.9%	15.7%	7.4%
Payroll Growth	42.3%	45.1%	28.1%
Employment Growth	17.0%	18.3%	7.5%
Unemployment Rate	3.8%	4.6%	5.0%
No. of Businesses	82,000	493,000	N/A
Source: U.S. Census Bureau, 2002 data compared to 1997
Economic Strength

Risk Management
Balance Sheet Strength

Multifamily
Loan to Value	62.76
Debt Coverage Ratio	1.25
Average Balance	$857,458
CRE Investor
Loan to Value	61.89
Debt Coverage Ratio	1.33
Average Balance	$1,202,960
CRE Business
Loan to Value	59.17
Average Balance	$808,948
Portfolio Characteristics

Delinquent Loans to Total Assets *	Nationwide	California	PPBI **
Multi-Family	0.01%	0.03%	0.00%
Commercial RE	0.09%	0.15%	0.02%
Single Family	0. 48%	0.61%	0.06%
Source:  FDIC as of 3/31/07
*    Includes past due 30-89 day, 90+ days and accruing, and non-accruals.
**  PPBI as of 6/30/07
Asset Quality

NPA to Total Assets
Asset Quality

	Avg. LTM x PE Ratio	Price to Tangible BV
CA Banks*	15.43x	212%
PPBI Metrics*	9.41x	113%
*   As of 6/30/2007, Asset Size $500 Million to $1 Billion
Source: Carpenter & Company
Attractive Valuation
Valuation relative to California Peers:

PPBI Summary
•

Transition to Commercial Bank
•

Low Risk Balance Sheet
•

On-going Expansion

•

Excellent time to invest

Trust, Service, Commitment…That’s my Bank.
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